UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (date of earliest event report):  January 5, 2007

GEOKINETICS INC.

(Exact name of registrant as specified in its charter)

Delaware	0-9268	94-1690082
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

One Riverway, Suite 2100

Houston, Texas 77056

(Address of principal executive offices)

(713) 850-7600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01                                   Other Events

Geokinetics Inc. (the “Company”) is participating in the Pritchard Capital Partners, LLC Energy Conference - Energize 2007:  New Year, New Realities (the “Conference”). David A. Johnson, the Company’s Chief Executive Officer and President, and other Company representatives will make a presentation regarding the Company at the Conference on Tuesday, January 9, 2007, at 3:30 pm Pacific Standard Time at The Omni San Francisco Hotel, San Francisco, CA. A copy of the press release is attached as Exhibit 99.1 hereto, the contents of which are incorporated herein by reference. A copy of the presentation is attached hereto as Exhibit 99.2.

The information provided in this Item 8.01 shall not be deemed “filed” for purposes of the Securities Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by the specific reference in such filing.

ITEM 9.01            Financial Statements and Exhibits.

(c)           Exhibits

99.1	Press release dated January 5, 2007, announcing Geokinetics' participation in the Pritchard Capital Partners, LLC Energy Conference on January 9, 2007.

99.2	Presentation for the Pritchard Capital Partners, LLC Energy Conference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GEOKINETICS INC.

Date: January 5, 2007	By:	/s/ Scott A. McCurdy
Scott A. McCurdy, Vice President and Chief Financial Officer

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